                                                                  EXHIBIT 10.54

                           EDUCATIONAL MEDICAL, INC.

                    NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

         1. Purpose of Plan: The purpose of the Educational Medical, Inc. Non-employee Director Stock Option Plan (the "Plan") is to attract and retain the services of experienced and knowledgeable independent directors of Educational Medical, Inc., a Delaware corporation (the "Corporation"), and to provide additional incentive for such directors to continue to work for the best interests of the Corporation and its stockholders through an investment interest in the future success of the Corporation. The Corporation is currently in the process of registering shares of its Common Stock with the Securities and Exchange Commission for sale in an initial public offering (the "Public Offering").

         2. Administration: The Plan shall be administered by the Board of Directors of the Corporation (the "Board") or, at the election of the Board, by the Stock Option Committee of the Board of Directors of the Corporation (the "Committee"; and with the Board, the "Administrator"). Subject to the provisions of the Plan, the Administrator shall grant stock options under the Plan and is authorized to interpret the Plan, to promulgate, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for its administration. Interpretation and construction of any provision of the Plan by the Administrator shall be final and conclusive.

         3. Indemnification of Administrator: In addition to such other rights of indemnification as they may have, the members of the Administrator shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such member of the Administrator has acted in bad faith; provided, however, that within sixty (60) days after receipt of notice of institution of any such action, suit or proceeding a member of the Administrator shall offer the Corporation in writing the opportunity, at its own cost, to handle and defend the same.

         4. Maximum Number of Shares Subject to Plan: The maximum number of shares with respect to which options may be granted under the Plan shall be 200,000 shares in the aggregate of Common Stock of the Corporation, which may consist in whole or in part of the authorized and unissued or reacquired Common Stock of the Corporation. If an option expires or terminates for any reason without having been fully exercised, the number of shares with respect to which the option was not exercised at the time of its expiration or termination shall again become available for the grant of options under the Plan.

         The number of shares subject to each outstanding option, the number of shares subject to each option to be granted under the Plan, the option price with respect to outstanding options, and the aggregate number of shares remaining available under the Plan shall be subject to such adjustment as the Administrator, in its discretion, deems appropriate to reflect such events as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Corporation. Provided, however, that no fractional shares shall be issued pursuant to the Plan, no options may be granted under the Plan with respect to fractional shares, and any fractional shares resulting from such adjustments shall be eliminated from any outstanding option.

         5. Eligibility for and Grant of Options: Each member of the Board who otherwise (i) is not presently an employee of the Corporation, (ii) is not a former employee still receiving compensation for prior services (other than benefits under a tax-qualified pension plan), and (iii) is not currently receiving remuneration from the Corporation in any capacity other than as a director shall be eligible for the grant of stock options under the Plan (a "Participant"). Subject to the terms of the Plan, the Administrator may grant Participants such number of stock options as the Administrator may determine from time to time. In addition to any other grants made pursuant to the terms of the Plan, beginning with the first annual meeting of the stockholders of the Corporation which is subsequent to the date the Plan is adopted by the Board and provided that a sufficient number of shares remain available under the Plan, each year on the date of the annual meeting of the stockholders of the Corporation there shall automatically be granted to each Participant who is serving on or elected to the Board on such date an option to purchase 3,000 shares of the Common Stock of the Corporation (subject to adjustment as provided in Paragraph 4). The options to be granted under the Plan shall be nonqualified stock options (stock options which do not constitute "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended).

         6. Written Agreement: Each option shall be evidenced by a written agreement which shall contain such provisions as may be approved by the Administrator. Such agreements shall constitute binding contracts between the Corporation and the Participant and every Participant, upon acceptance of such agreement, shall be bound by the terms and restrictions of the Plan and of the agreement. The terms of each such agreement shall be in accordance with the Plan, but the agreements may include such additional provisions and restrictions determined by the Administrator, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan.

         7. Option Price: The price per share for which the shares covered by an option may be purchased shall be 100% of the fair market value of the shares on the date on which the option is granted. For purposes of the initial option grants to the existing members of the Board on the date the Plan was adopted, the fair market value of such shares will be the initial public offering price of the Common Stock of the Corporation in the Public Offering.

         8. Payment of Option Price: At the time of the exercise in whole or in part of any option granted hereunder, payment of the option price in full in cash or in Common Stock of the Corporation shall be made by the Participant for all shares so purchased. No Participant shall have any of the rights of a shareholder of the Corporation under any option until the actual issuance of shares to said Participant, and prior to such issuance no adjustment shall be made for dividends, distributions or other rights in respect of such shares, except as provided in Paragraph 4.

         9. Exercise and Term of Options: Subject to the provisions of this Paragraph 9, each stock option and stock appreciation right granted hereunder shall be exercisable at any such time or times or in any such installments as may be determined by the Administrator at the time of the grant; provided, however, no stock option may be exercisable prior to the expiration of six months from the date of grant unless the Participant dies or becomes disabled prior thereto. If not sooner terminated as provided herein, each option granted hereunder shall expire ten (10) years from the date of the granting thereof. Notwithstanding anything contained hereof to the contrary, the initial option grants to existing non-employee directors of the Corporation shall not vest until consummation of the Public Offering.

         A Participant may exercise an option, if then exercisable, in whole or in part by delivery to the Corporation of written notice of the exercise, in such form as the Administrator may prescribe, accompanied by full payment for the shares with respect to which the option is exercised. Except as provided in Paragraph 11, options granted to a Participant may be exercised only while the Participant is serving as a member of the Board.

         Successive options may be granted to the same Participant, whether or not the option(s) previously granted to such Participant remain unexercised. A Participant may exercise an option, if then exercisable, notwithstanding that options previously granted to such Participant remain unexercised.

         10. Continuation of Service: The Administrator may require, in its discretion, that any Participant under the Plan to whom an option shall be granted shall agree in writing as a condition of the granting of such option to continue serving on the Board for a designated minimum period from the date of the granting of such option as shall be fixed by the Administrator. Nothing contained in the Plan or in any option granted pursuant to the Plan, nor any action taken by the Administrator hereunder, however, shall confer upon any Participant any right with respect to continuation of membership on the Board nor interfere in any way with the right of the Corporation to terminate such person's membership on the Board at any time.

         11. Termination of Service: If the membership of a Participant on the Board terminates by reason of death or disability, an option granted to such Participant may be exercised for a period of twelve months after such termination. If the membership of a Participant on the Board terminates for any reason other than death or disability, an option granted to such Participant may be exercised for a period of sixty days after such termination. In no event, however, shall an option be exercisable subsequent to its expiration date and, furthermore, an option may only be exercised after termination of a Participant's membership on the Board to the extent exercisable on the date of such termination.

         12. Investment Purpose: If the Administrator in its discretion determines that as a matter of law such procedure is or may be desirable, it may require a Participant, upon any acquisition of stock hereunder, to execute and deliver to the Corporation a written statement, in form satisfactory to the Administrator, representing and warranting that the Participant's acquisition of shares of stock shall be for such person's own account, for investment and not with a view to the resale or distribution thereof and that any subsequent offer for sale or sale of any such shares shall be made either pursuant to (a) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with respect to the shares being offered and sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Participant shall, prior to any offer for sale or sale of such shares, obtain a favorable written opinion from counsel for or approved by the Corporation as to the availability of such exemption. The Corporation may endorse an appropriate legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Participant.

         13. Withholding Payments: If upon the exercise of an option there shall be payable by the Corporation any amount for income tax withholding, either the Corporation shall appropriately reduce the amount of stock to be issued to the participant or the Participant shall pay such amount to the Corporation to reimburse it for such income tax withholding.

         14. Effectiveness of Plan: The Plan shall be effective on the date the Board adopts the Plan.

         15. Termination, Duration and Amendments of Plan: The Plan may be abandoned or terminated at any time by the Board. Unless sooner terminated, the Plan shall terminate on the date ten years after its adoption by the Board, and no options may be grated thereafter. The termination of the Plan shall not affect the validity of any option outstanding on the date of termination.

         For the purpose of conforming to any changes in applicable law or governmental regulations, or for any other lawful purpose, the Board shall have the right, with or without approval of the shareholders of the Corporation, to amend or revise the terms of the Plan at any time.

         As adopted by the Board on June 20, 1996.